EdR

SECOND QUARTER 2012

SUPPLEMENTAL FINANCIAL INFORMATION

TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Community Operating Results	5

Community Statistics	6

Same-Community Statistics	7

Preleasing Statistics	8

Development Update	9

Capital Structure	10

Community Listing - Owned	11

Investor Information	12

Definitions	13

Safe Harbor Statement	14

EdR

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data)

OPERATING DATA:

	Three months ended June 30,				Six months ended June 30,
	2012	2011	$ Chg	% Chg	2012	2011	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)	(unaudited)
Same-community revenue	$26,990	$25,108	$1,882	7.5%	$55,538	$51,718	$3,820	7.4%
Total community revenue	33,109	25,613	7,496	29.3%	67,715	52,312	15,403	29.4%
Total revenue	36,126	29,449	6,677	22.7%	74,031	60,113	13,918	23.2%

Same-community net operating income	14,506	13,082	1,424	10.9%	30,373	27,408	2,965	10.8%
Total community net operating income	17,586	13,347	4,239	31.8%	37,038	27,733	9,305	33.6%
Total operating income	4,374	3,772	602	16.0%	11,104	9,458	1,646	17.4%

Net Income	1,256	576	680	118.1%	3,144	1,231	1,913	155.4%
Per share – basic & diluted	0.01	0.01	0.01	65.8%	0.03	0.02	0.01	58.1%

Funds from operations (FFO)	9,803	6,400	3,403	53.2%	20,649	13,319	7,330	55.0%
Per weighted average share/unit (1)	0.10	0.09	0.01	11.1%	0.22	0.18	0.04	22.2%

Core funds from operations (Core FFO)	11,639	8,365	3,274	39.1%	24,230	17,752	6,478	36.5%
Per weighted average share/unit (1)	$0.12	$0.11	$0.01	9.1%	$0.26	$0.24	$0.02	8.3%

BALANCE SHEET DATA:

	6/30/2012	12/31/2011
Debt to gross assets	28.8%	31.3%
Net debt to enterprise value	23.7%	22.9%
Interest coverage ratio (TTM)	3.3	2.7

(1)	FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.
See page 4 for a detailed calculation.

1

EdR

BALANCE SHEET

(Amount in thousands, except share data)

	June 30, 2012	December 31, 2011
	(unaudited)
Assets
Collegiate housing properties, net (1)	$817,321	$803,519
Assets under development	128,349	56,648
Cash and cash equivalents	8,414	75,813
Restricted cash	5,442	4,826
Other assets	40,482	37,003

Total assets	$1,000,008	$977,809

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$310,507	$358,504
Unsecured revolving credit facility	30,000	-
Accounts payable and accrued expenses	46,858	31,766
Deferred revenue	12,000	14,409
Total liabilities	399,365	404,679

Commitments and contingencies	-	-

Redeemable noncontrolling interests	9,218	9,776

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 95,293,349 and 91,800,688 shares issued and outstanding June 30, 2012 and December 31, 2011, respectively	953	918
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	686,546	662,657
Accumulated deficit	(98,564)	(101,708)
Total EdR stockholders' equity	588,935	561,867
Noncontrolling interest	2,490	1,487
Total equity	591,425	563,354

Total liabilities and equity	$1,000,008	$977,809

(1)	Amount is net of accumulated depreciation of $182,487 and $166,336 as of June 30, 2012 and December 31, 2011, respectively.

2

EdR

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	$ Change	2012	2011	$ Change
Revenues:
Collegiate housing leasing revenue	$33,109	$25,613	$7,496	$67,715	$52,312	$15,403
Third-party development services	17	1,073	(1,056)	345	2,349	(2,004)
Third-party management services	719	745	(26)	1,572	1,579	(7)
Operating expense reimbursements	2,281	2,018	263	4,399	3,873	526
Total revenues	36,126	29,449	6,677	74,031	60,113	13,918

Operating expenses:
Collegiate housing leasing operations	15,523	12,266	3,257	30,677	24,580	6,097
Development and management services	1,647	1,316	331	3,263	2,647	616
General and administrative	1,647	1,397	250	3,657	2,826	831
Severance, development pursuit and acquisition costs	286	208	78	393	152	241
Ground leases	1,509	1,366	143	3,020	2,732	288
Depreciation and amortization	8,859	7,106	1,753	17,518	13,845	3,673
Reimbursable operating expenses	2,281	2,018	263	4,399	3,873	526
Total operating expenses	31,752	25,677	6,075	62,927	50,655	12,272

Operating income	4,374	3,772	602	11,104	9,458	1,646

Nonoperating expenses:
Interest expense	3,477	4,642	(1,165)	7,587	9,384	(1,797)
Amortization of deferred financing costs	275	284	(9)	623	568	55
Interest income	(23)	(47)	24	(44)	(92)	48
Loss on extinguishment of debt	-	-	-	-	351	(351)
Total nonoperating expenses	3,729	4,879	(1,150)	8,166	10,211	(2,045)

Income before equity in earnings (loss) of unconsolidated entities, income taxes and discontinued operations	645	(1,107)	1,752	2,938	(753)	3,691

Equity in earnings (losses) of unconsolidated entities	(38)	(23)	(15)	(301)	(18)	(283)
Income before income taxes and discontinued operations	607	(1,130)	1,737	2,637	(771)	3,408
Less: Income tax expense (benefit)	(404)	(371)	(33)	(479)	(218)	(261)
Income from continuing operations	1,011	(759)	1,770	3,116	(553)	3,669
Income from discontinued operations	165	1,275	(1,110)	174	1,935	(1,761)

Net Income	1,176	516	660	3,290	1,382	1,908

Less: Net income attributable to the noncontrolling interests	(80)	(60)	(20)	146	151	(5)
Net Income attributable to Education Realty Trust, Inc.	$1,256	$576	$680	$3,144	$1,231	$1,913

Earnings per share information:
Net income attributable to Education Realty Trust, Inc.
common stockholders per share - basic and diluted	$0.01	$0.01	-	$0.03	$0.02	$0.01

Weighted-average shares of common stock outstanding - basic	94,974	72,209		93,907	71,527

Weighted-average shares of common stock outstanding - diluted	96,041	72,209		94,990	71,527

3

EdR

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)

	Three months ended June 30,			Six months ended June 30,
	2012	2011	Change	2012	2011	Change

Net Income attributable to EdR	$1,256	$576	$680	$3,144	$1,231	$1,913

Gain on sale of collegiate housing assets (1)	(172)	(1,445)	1,273	(172)	(2,388)	2,216
Real estate related depreciation and amortization	8,716	7,218	1,498	17,279	14,104	3,175
Equity portion of real estate depreciation and amortization on equity investees	59	111	(52)	125	221	(96)
Equity portion of loss on sale of student housing property on equity investees	-	-	-	88	-	88
Noncontrolling interests	(56)	(60)	4	185	151	34
Funds from operations ("FFO")	9,803	6,400	3,403	20,649	13,319	7,330

FFO adjustments:
Loss on extinguishment of debt (1)	-	-	-	-	757	(757)
Acquisition costs	287	202	85	454	373	81
Straight-line adjustment for ground leases (2)	1,085	1,053	32	2,146	2,106	40
FFO adjustments:	1,372	1,255	117	2,600	3,236	(636)

FFO on Participating Developments:(3)
Interest on loan to Participating Development	455	393	62	910	678	232
Development fees on Participating Development, net of costs and taxes	9	317	(308)	71	519	(448)
FFO on Participating Developments	464	710	(246)	981	1,197	(216)

Core funds from operations ("Core FFO")	$11,639	$8,365	$3,274	$24,230	$17,752	$6,478

FFO per weighted average share/unit (4)	$0.10	$0.09	$0.01	$0.22	$0.18	$0.04
Core FFO per weighted average share/unit (4)	$0.12	$0.11	$0.01	$0.26	$0.24	$0.02

Weighted average shares/units (4)	96,041	73,320	22,721	94,990	72,638	22,352

(1)	All of or a portion of these amounts may be included in discontinued operations and may not be visible on the face of our statement of operations on page 3.
(2)	This represents the straight-line rent expense adjustment required by GAAP related to ground leases at three communities. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.
(3)	FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.
(4)	FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

4

EdR

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	$ Change	% Change	2012	2011	$ Change	% Change
Revenues
Same-communities	$26,990	$25,108	$1,882	7.5%	$55,538	$51,718	$3,820	7.4%
New-communities (1)	6,119	505	5,614	NM	12,177	594	11,583	NM
Total revenues	33,109	25,613	7,496	29.3%	67,715	52,312	15,403	29.4%

Operating expenses (2)
Same-communities	12,484	12,026	458	3.8%	25,165	24,310	855	3.5%
New-communities (1)	3,039	240	2,799	NM	5,512	269	5,243	NM
Total operating expenses	15,523	12,266	3,257	26.5%	30,677	24,579	6,098	24.8%

Net operating income
Same-communities	14,506	13,082	1,424	10.9%	30,373	27,408	2,965	10.8%
New-communities (1)	3,080	265	2,815	NM	6,665	325	6,340	NM
Total net operating income	$17,586	$13,347	$4,239	31.8%	$37,038	$27,733	$9,305	33.6%

NOTE: This table excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011) and Collegiate Village and Clayton Station (both sold in Q2 2011).

(1)	See page 11 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.
(2)	Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges plus regional and other corporate costs of supporting the communities.

5

EdR

COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change

Occupancy
Physical	88.5%	88.0%	49	bps	91.1%	90.3%	80	bps
Economic	87.8%	85.4%	240	bps	90.6%	88.6%	200	bps

NarPAB	$439	$386	13.8%		$455	$399	14.0%
Other income per avail. bed	$30	$23	29.4%		$28	$22	28.7%
RevPAB	$469	$409	14.7%		$483	$421	14.8%

Operating expense per bed	$220	$196	12.3%		$218	$198	10.6%

Operating margin	53.1%	52.1%	101	bps	54.7%	53.0%	168	bps

Design Beds	70,590	62,620	12.7%		140,406	124,434	12.8%

NOTE:	Operating statistics for all periods presented exclude communities classified as discontinued operations. See note on Pg. 5.

6

EdR

SAME-COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change

Occupancy
Physical	89.4%	88.3%	110	bps	91.7%	90.5%	120	bps
Economic	88.0%	85.8%	220	bps	91.1%	88.8%	230	bps

NarPAB	$413	$385	7.3%		$428	$398	7.5%
Other income per avail. bed	$25	$23	10.7%		$23	$21	9.5%
RevPAB	$438	$408	7.5%		$451	$419	7.6%

Operating expense per bed	$203	$195	3.8%		$204	$197	3.5%

Operating margin	53.7%	52.1%	160	bps	54.7%	53.0%	170	bps

Design Beds	61,581	61,584	0.0%		123,162	123,164	0.0%

NOTE:	Operating statistics for all periods presented exclude communities classified as discontinued operations. See note on Pg. 5.

7

EdR

2012/2013 PRELEASING UPDATE AS OF JULY 24TH

	Primary	2012-2013		2011-2012			Projected		September 30, 2011 Opening
Community	University	Leases	%	Leases		%	Rate Increase	Design Beds	Occupancy

Campus Creek	University of Mississippi	636	100.0%	636		100.0%	15.4%	636	100.0%
The Reserve on South College	Auburn University	514	89.2%	576		100.0%	8.3%	576	100.0%
Pointe West	University of South Carolina	447	93.1%	357		74.4%	7.3%	480	98.1%
The Reserve on Frankford	Texas Tech University	593	80.5%	682		92.5%	7.1%	737	97.0%
The Reserve at Columbia	University of Missouri	676	100.0%	662		97.9%	6.7%	676	99.9%
The Pointe	Pennsylvania State University	984	100.0%	983		99.9%	6.2%	984	100.0%
The Pointe at South Florida	University of South Florida	821	81.9%	956		95.4%	6.1%	1,002	98.4%
The Commons	Florida State University	553	75.5%	587		80.2%	6.1%	732	97.7%
The Reserve on Perkins	Oklahoma State University	662	90.4%	609		83.2%	6.0%	732	97.0%
Cape Trails	Southeast Missouri State University	360	100.0%	356		98.9%	5.7%	360	100.0%
University Village on Colvin	Syracuse University	428	99.1%	432		100.0%	5.5%	432	99.8%
Carrollton Crossing	University of West Georgia	336	100.0%	332		98.8%	5.3%	336	100.0%
The Reserve at Athens	University of Georgia	551	90.0%	605		98.9%	5.2%	612	99.7%
The Avenue at Southern	Georgia Southern University	333	53.4%	402		64.4%	5.1%	624	96.6%
Campus Lodge	University of Florida	1,003	90.0%	1,001		89.8%	5.0%	1,115	96.8%
The Reserve at Star Pass	University of Arizona	564	55.3%	615		60.3%	5.0%	1,020	76.9%
Commons on Kinnear	The Ohio State University	496	98.8%	488		97.2%	4.8%	502	100.0%
NorthPointe	University of Arizona	832	91.2%	708		77.6%	4.6%	912	93.9%
The Lofts	University of Central Florida	621	85.1%	693		94.9%	4.6%	730	97.8%
The Commons at Knoxville	University of Tennessee	602	85.0%	633		89.4%	4.6%	708	93.8%
GrandMarc at the Corner	University of Virginia	535	83.5%	489		76.3%	4.5%	641	89.4%
Wertland Square	University of Virginia	152	100.0%	152		100.0%	4.4%	152	100.0%
Jefferson Commons	University of Virginia	78	95.5%	82		100.0%	4.3%	82	100.0%
Players Club	Florida State University	336	100.0%	336		100.0%	4.2%	336	100.0%
The Reserve at Saluki Pointe	Southern Illinois University	590	76.8%	684		89.1%	3.9%	768	98.8%
River Pointe	University of West Georgia	418	82.9%	421		83.5%	3.7%	504	93.7%
University Towers	North Carolina State University	792	83.1%	953		100.0%	3.6%	953	100.0%
The Reserve on West 31st	University of Kansas	488	67.9%	543		75.5%	3.2%	719	85.7%
College Grove	Middle Tennessee State University	667	77.2%	543		62.8%	3.0%	864	85.1%
College Station at West Lafayette	Purdue University	674	70.2%	793		82.6%	2.2%	960	95.7%
The Pointe at Western	Western Michigan University	668	76.3%	564		64.4%	-1.8%	876	76.3%
Same-communities		17,410	83.9%	17,873		86.1%	5.0%	20,761	94.7%

Irish Row	University of Notre Dame	326	100.0%	N/A	(1)	N/A (1)		326	N/A (1)
The Oaks on the Square	University of Connecticut	253	100.0%	N/A	(1)	N/A (1)		253	N/A (1)
Lotus Lofts	University of Colorado, Boulder	40	100.0%	N/A	(1)	N/A (1)		40	N/A (1)
The Reserve on Stinson	University of Oklahoma	576	94.1%	508		83.0%		612	97.7%
GrandMarc at Westberry Place	Texas Christian University	494	87.9%	536		95.4%		562	98.0%
Campus West	Syracuse University	269	86.2%	N/A	(1)	N/A (1)		312	N/A (1)
East Edge	University of Alabama	646	83.5%	N/A	(1)	N/A (1)		774	N/A (1)
University Village Towers	University of California at Riverside	228	41.2%	386		69.7%		554	86.6%
The Berk	University of California at Berkeley	49	30.4%	N/A	(1)	N/A (1)		161	75.8%
New-communities		2,881	80.2%	1,430				3,594

Wholly-owned communities		20,291	83.3%	19,303				24,355

(1) Prior year leasing and opening occupancy data is not included for communities under development or for newly acquired communities where reliable information is not available.

8

EdR

DEVELOPMENT UPDATE

(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS

Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR Equity Funded to 6/30/12	EdR Equity to be Funded
Syracuse University - Campus West	ONE Plan	312	In progress	Summer 2012	$29,747	100%	$29,747	$12,370	$2,511
University of Alabama	Joint Venture	774	In progress	Summer 2012	41,350	90%	37,215	7,993	-
University of Connecticut - Storrs Center Phase I	Wholly Owned	250	In progress	Summer 2012	24,240	100%	24,240	15,305	-
Total - 2012 Deliveries		1,336			95,337		91,202	35,668	2,511
The University of Texas at Austin	ONE Plan	622	In progress	Summer 2013	66,570	100%	66,570	16,124	50,446
University of Kentucky - New Central Residence Hall	ONE Plan	601	In progress	Summer 2013	25,794	100%	25,794	1,830	23,964
University of Connecticut - Storrs Center Phase II	Wholly Owned	250	In progress	Summer 2013	24,239	100%	24,239	-	-
University of Colorado - Lotus Lofts	Wholly Owned	199	Summer 2012	Summer 2013	19,757	100%	19,757	172	19,560
University of Mississippi	Joint Venture	668	In progress	Summer 2013	36,700	70%	25,690	5,171	2,536
Arizona State University- Phoenix	Joint Venture	609	In progress	Summer 2013	52,000	91.4%	47,528	10,138	1,744
Total - 2013 Deliveries		2,949			225,060		209,578	33,435	98,250
Total Owned Projects		4,285			$320,397		$300,780	$69,103	$100,761

PARTICIPATING PROJECTS (1)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Six Months Ended June 30, 2012	Remaining Fees to Earn
Johns Hopkins Graduate Housing	572	In progress	Summer 2012	60,700	$2,122	$1,883	$158	$81

THIRD-PARTY PROJECTS

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (2)	Fees Earned Six Months Ended June 30, 2012	Remaining Fees to Earn
Mansfield University of Pennsylvania Phase II	684	Summer 2012	Summer 2013	47,881	1,781	-	-	1,781
East Stroudsburg University - Pennsylvania Ph II	488	TBD	TBD	36,497	1,371	-	-	1,371
Bloomsburg University of Pennsylvania	500	TBD	TBD	TBD	TBD	-	-	-
Clarion University of Pennsylvania	702	Spring 2013	Summer 2014	44,734	1,697	-	-	1,697
West Chester University of Pennsylvania Phase II	653	Spring 2013	Summer 2014	54,877	1,559	-	-	1,559
Recently Awarded Projects - Total	3,027			$183,989	$6,408	$-	$-	$6,408

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1)	Participating projects are third-party development projects the Company has a significant investment in but does not own. The Company earns fees on these projects, however, in accordance with GAAP the fees are deferred and not recognized in its operating statements until its investment is recovered. The Company includes the earned fees in computing its Core FFO. See page 4.
(2)	Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

9

EdR

CAPITAL STRUCTURE, as of June 30, 2012

(dollars in thousands)

Total Debt to Gross Assets
Debt (1)	$340,601
Gross Assets (2)	1,182,495
Debt to Gross Assets	28.8%

Net Debt to Enterprise Value
Net Debt (1)	$332,187
Market Equity (3)	1,069,769
Enterprise Value	$1,401,956
Net Debt to Enterprise Value	23.7%

Interest coverage (TTM)	3.3	x
Net Debt to Adjusted EBITDA (TTM)	6.2	x

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$223,355	5.85%	65.6%	4.25	years
Variable Rate - Mortgage Debt	36,634	4.89%	10.8%	7.50	years
Variable Rate - Construction Debt	50,612	2.33%	14.8%	2.20	years
Variable Rate - Unsecured Revolving Credit Facility	30,000	1.88%	8.8%	2.23	years
Total / Weighted Average	$340,601	4.87%	100.0%	4.12	years

Future Maturities

Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2012	$1,843	$-	$1,843	0.6%
2013	3,788	33,393	37,181	11.9%
2014	9,608	49,117	58,725	18.9%
2015	3,444	17,821	21,265	6.8%
2016	2,392	65,258	67,650	21.8%
Thereafter	5,865	118,072	123,937	40.0%
Mortgage Debt (1)	26,940	283,661	310,601	100.0%
Unsecured Revolving Credit Facility	-	30,000	30,000
Gross Debt (1)	$26,940	$313,661	340,601
Less Cash			8,414
Net Debt			$332,187

(1)	Excludes unamortized debt discount of $94K.
(2)	Excludes accumulated depreciation of $182,487 as of June 30, 2012.
(3)	Market equity includes 95,482,426 shares of the Company's common stock and 1,067,163 operating partnership units and is calculated using $11.08 per share, the closing price of the Company's common stock on June 29, 2012.

10

EdR

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition Date	# of Beds
Players Club	Florida State University	Jan ’05	336
The Commons	Florida State University	Jan ’05	732
University Towers	North Carolina State University	Jan ’05	953
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Pointe	Pennsylvania State University	Jan ’05	984
College Station at West Lafayette	Purdue University	Jan ’05	960
The Reserve on Frankford	Texas Tech University	Jan ’05	737
Commons on Kinnear	The Ohio State University	Jan ’05	502
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Lofts	University of Central Florida	Jan ’05	730
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	719
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
The Commons at Knoxville	University of Tennessee	Jan ’05	708
The Pointe at Western	Western Michigan University	Jan ’05	876
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576
Cape Trails	Southeast Missouri State University	Jan ’06	360
Carrollton Crossing	University of West Georgia	Jan ’06	336
River Pointe	University of West Georgia	Jan ’06	504
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin	Syracuse University	Aug '09	432
GrandMarc at The Corner	University of Virginia	Oct '10	641
		Total Same-Community	20,527

Wertland Square	University of Virginia	Mar ’11	152
Jefferson Commons	University of Virginia	Mar ’11	82
The Berk	University of California, Berkeley	May ’11	161
University Village Towers	University of California, Riverside	Sept '11	554
Lotus Lofts	University of Colorado, Boulder	Nov '11	40
Irish Row	University of Notre Dame	Nov '11	326
GrandMarc at Westberry Place	Texas Christian University	Dec '11	562
The Reserve on Stinson	University of Oklahoma	Jan '12	612
		Total New-Community	2,489
		Total Owned	23,016

NOTE: 3949 Lindell at St. Louis University is excluded as it was damaged by fire on July 17, 2012 and is currently empty. The Community was insured, and it is the Company’s intent to rebuild.

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INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jana Galan	(646) 855-3081
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Daniel Donlan	(215) 665-6476
JMP Securities	Mitch Germain	(212) 906-3546
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Ross Nussbaum	(212) 713-2484

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DEFINITIONS

Physical occupancy

Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy

Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)

Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed

Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)

Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed

Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds

Represents the sum of the monthly design beds in the portfolio during the period.

Same community

Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

GAAP

U.S. generally accepted accounting principles.

FFO

Funds from operations as defined by the National Association of Real Estate Investment Trusts.

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EdR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

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